Exhibit 99.1

Equity One 2002-5
Preliminary Structure

Class M-2 (A)

Approximate Balance      31,238,000  Delay                   24
Coupon                   at pricing  Dated            10/1/2002
Settle                   10/30/2002  First Payment   11/25/2002
100% PPC (All-in), To Maturity

---------------------------------
Severity                     50%
Lag                    12 months
---------------------------------

Forward Libor                                                         CDR
                        8              10              11              12            12.6            12.7              13
Price                 Yield           Yield          Yield           Yield           Yield           Yield           Yield
100                    5.16           5.166          5.171           5.174           5.177           5.075           4.501

WAL                    7.63            8.9            9.95           11.21           12.42           12.6            12.86
Mod Durn               6.16           6.96            7.59            8.3             8.9            8.98             9.09
Mod Convexity         0.459           0.594          0.715           0.867           1.021           1.046           1.075
Payment Window     Nov02 - Apr11   Nov02 - Feb13   Nov02 - Nov14   Nov02 - Jun16   Nov02 - Aug25   Nov02 - Jun32   Nov02 - Jun32
Prcp Writedown           -             -                -              -              -             678,914        3,510,761
Total Collat Loss   77,341,265      97,638,632    107,942,853      118,353,755    124,652,472     125,706,109     128,873,674

Class B (BBB)

Approximate Balance     25,804,590  Delay                   24
Coupon                  at pricing  Dated            10/1/2002
Settle                  10/30/2002  First Payment   11/25/2002
100% PPC (All-in), To Maturity

---------------------------------
Severity                     50%
Lag                    12 months
---------------------------------

Forward Libor                                                      CDR
                        6             7              8              10           10.1              10.2             10.5
Price                 Yield         Yield          Yield          Yield          Yield             Yield           Yield
100                   5.565         5.565          5.566          5.574          5.575             5.307           4.322

WAL                    9.51         9.55            9.59          12.43          12.95             13.19           13.59
Mod Durn               7.2          7.22            7.25           8.73          8.96               9.04             9.18
Mod Convexity         0.646         0.65           0.654          0.985          1.049              1.078           1.122
Payment Window    Nov02 - Sep13  Nov02 - Sep13  Nov02 - Oct13   Nov02 - Aug19    Nov02 - Nov24  Nov02 - Jun32   Nov02 - Jun32
Prcp Writedown          -             -               -             -             -                1,333,742      4,943,914
Total Collat Loss  57,444,416    67,343,811     77,341,265    97,638,632       98,664,318         99,691,051    102,777,550


Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets ant institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold,
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